SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2005

COINSTAR, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COINSTAR, INC.

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 943-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 10, 2005, Coinstar, Inc. (the “Company”) issued an earnings release announcing its financial results for the three-month and full year periods ended December 31, 2004. A copy of this earnings release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

The Company’s earnings release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclosure regarding definitions of these measures used by the Company and why the Company’s management believes the measures provide useful information to investors is also included in the press release.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1    Earnings Release for the Quarter and Year Ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COINSTAR, INC.

By:	/s/ David W. Cole
David W. Cole
Chief Executive Officer

Dated: February 10, 2005

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Earnings Release for Quarter and Year Ended December 31, 2004